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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 22, 2000

                            ------------------------

                                 INCOMNET, INC.
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                    0-12386             95-2871296
 (State of Other Jurisdiction        (Commission         (IRS Employer
       of Incorporation)             File Number)      Identification No.)

        2801 MAIN STREET, IRVINE, CALIFORNIA                 92614
      (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (949) 251-8000



          (Former Name of former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         As previously disclosed initially on September 22, 1999 and again on February 11, 2000, in Form 8-Ks filed with the Securities and Exchange Commission, Incomnet, Inc. and its wholly owned subsidiary Incomnet Communications Corporation [collectively, the "Debtors"] each filed voluntary petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Santa Ana Division (the "Court").

         The Debtors jointly filed a Debtors' Third Amended Joint Chapter 11 Plan of Reorganization (the "Plan") with the Court that was subsequently confirmed. The Plan, as confirmed by the Court, cancelled any and all existing Interests (including, without limitation, the Debtors' Existing Common Stock and Incomnet, Inc.'s Existing Preferred Stock) and all Existing Warrants and Options (collectively, "Equity Interests") and rights to acquire Equity Interests. Therefore, if you hold Equity Interests in Incomnet Inc., the Equity Interests were cancelled pursuant to the confirmed Plan. Our transfer agent has been instructed not to transfer any such Equity Interests and Incomnet, Inc. intends to file a Form 15 immediately following the filing of this Form 8-K. An excerpt from the Plan that discusses the cancellation of Equity Interests is given in Exhibit 00-1.

         Under the Plan, Incomnet Communications Corporation has received a discharge from the Court and continues to operate its business. Except as otherwise provided in the Plan or in any agreements contemplated under the Plan, all estate property created in the Debtors' Reorganization Cases under Bankruptcy Code Section 541 (excluding Incomnet, Inc.'s estate) vested in Incomnet Communications Corporation free and clear of all claims, liens, encumbrances, or Interests. Incomnet Communications Corporation may operate its business and use, acquire, or dispose of property or settle or compromise claims or Interests without the Court's supervision and free of any restrictions imposed by the Bankruptcy Code or Bankruptcy Rules, other than those restrictions that the Plan expressly imposes on Incomnet Communications Corporation. Holders of Equity Interests that were cancelled pursuant to the confirmed Plan received no interest of any kind in Incomnet Communications Corporation for their cancelled Equity Interests.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

         The following exhibits are filed with this Current Report on Form 8-K:

     EXHIBIT
      NUMBER      DESCRIPTION
     -------      -----------

        00.1 An excerpt from the approved Debtors' Third Amended Joint Chapter 11 Plan of Reorganization

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INCOMNET, INC.
                                A CALIFORNIA CORPORATION



                                By:    /s/ STEPHEN A. GARCIA
                                    -----------------------------
                                           Stephen A. Garcia
                                        CHIEF FINANCIAL OFFICER

Date:  October 19, 2000